Exhibit 77Q(1) Van Kampen Trust for Investment Grade
Pennsylvania Municipals (VTP)
Registrant's Plan and Agreement of Reorganization filed on Form N-14 on June 30, 2005, file number 333-126292, is incorporated herein by reference.